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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-8 Indenture dated as of July 31, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-8)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

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
                CALIFORNIA                           333-103591                    33-0705301
                ----------                           ----------                    ----------
(State or Other Jurisdiction                         (Commission                   (I.R.S. Employer
            of Incorporation)                        File Number)                  Identification No.)



1401 Dove Street
Newport Beach, California                                                                    92660
-------------------------                                                               ----------
(Address of Principal                                                                   (Zip Code)
Executive Offices)
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Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.  Acquisition or Disposition of Assets.

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                     EXHIBIT NO.             DESCRIPTION
                     3.1                     Amended and Restated Trust
                                             Agreement, dated as of July 31,
                                             2003, among IMH Assets Corp., as
                                             Depositor, Wilmington Trust
                                             Company, as Owner Trustee and
                                             Deutsche Bank National Trust
                                             Company, as Certificate Registrar
                                             and Certificate Paying Agent,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2003-8.

                     EXHIBIT NO.             DESCRIPTION
                     4.1                     Indenture dated as of July 31,
                                             2003, between Impac CMB Trust
                                             Series 2003-8 as Issuer and
                                             Deutsche Bank National Trust
                                             Company, as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2003-8.
                     EXHIBIT NO.             DESCRIPTION
                     99.1                    Servicing Agreement, dated as of
                                             July 31, 2003, between Impac
                                             Funding Corporation, as Master
                                             Servicer, Impac CMB Trust Series
                                             2003-8, as Issuer and Deutsche Bank
                                             National Trust Company, as
                                             Indenture Trustee, Collateralized
                                             Asset-Backed Bonds, Series 2003-8.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMH ASSETS CORP.

                                               By:      /s/ Richard J. Johnson
                                               Name:    Richard J. Johnson
                                               Title:   Chief Financial Officer

Dated: August 18, 2003


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                                            EXHIBIT INDEX


                               Item 601(a) of               Sequentially
Exhibit                        Regulation S-K               Numbered
Number                         Exhibit No.                  Description                     Page
------                         -----------                  -----------                     ----
3.1                            Amended and Restated Trust  Agreement,  dated as of July 31, 2003,  among IMH Assets
                               Corp., as Depositor,  Wilmington  Trust Company,  as Owner Trustee and Deutsche Bank
                               National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized
                               Asset-Backed Bonds, Series 2003-8.

4.1                            Indenture  dated as of July 31,  2003,  between  Impac CMB Trust Series  2003-8,  as
                               Issuer  and  Deutsche   Bank  National   Trust   Company,   as  Indenture   Trustee,
                               Collateralized Asset-Backed Bonds, Series 2003-8.

99.1                           Servicing Agreement, dated as of July 31, 2003, between Impac Funding Corporation, as Master
                               Servicer, Impac CMB Trust Series 2003-8, as Issuer and Deutsche Bank National Trust Company,
                               as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-8.
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